Simple agreement for future equity	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Simple agreement for future equity

7. Simple agreement for future equity

In January 2018, June 2018 and October 2018, the Company entered into simple agreements for future equity (the “SAFEs”) with an investor, receiving $5.0 million of gross proceeds in aggregate in exchange for the investor’s right to participate in a future equity financing. The SAFEs contained a number of conversion and redemption provisions, including settlement upon liquidity or dissolution events. In November 2018, the investor exercised its right to convert the SAFEs in connection with the Company’s equity financing (See Note 8) and exchanged the SAFEs for an aggregate of 5,000,000 shares of Series A Redeemable Convertible Preferred Stock, with a fair value of $5.0 million at issuance.